UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K
 CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2005

ERGO SCIENCE CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	0-26988	04-3565746
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

790 Turnpike St., Suite 202 North Andover, MA		01845
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (978) 688-8833

Not Applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

          Pursuant to the 2001 Employee, Director and Consultant Stock Plan (the “Plan”) of Ergo Science Corporation (the “Company”), the Company may, among other things, grant stock options to its employees, directors and consultants.  Attached hereto as Exhibit 10.1 is the form of non-qualified stock option agreement for non-employee directors to be used in connection with the Plan.

Item 9.01   Financial Statements and Exhibits.

(c)	Exhibits.

	10.1	Form of Non-Qualified Stock Option Agreement for Non-Employee Directors under the 2001 Employee, Director and Consultant Stock Plan.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERGO SCIENCE CORPORATION

Date: May 18, 2005	By:	/s/ LING KWOK

Ling Kwok Vice President